UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2015, BioScrip, Inc. (the “Company”) entered into a memorandum of understanding (the “Memorandum of Understanding”) to settle two separate putative class action lawsuits as further described below.

As previously announced, on March 9, 2015, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Coliseum Capital Partners, L.P., Coliseum Capital Partners II, L.P., and Blackwell Partners, LLC, Series A, (collectively, the “PIPE Investors”), pursuant to which the Company issued and sold to the PIPE Investors in a private placement (the “PIPE Transaction”) an aggregate of (a) 625,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”), (b) 1,800,000 Class A warrants to purchase Company common stock (“Common Stock”) (the “Class A Warrants”), and (c) 1,800,000 Class B warrants to purchase Common Stock (the “Class B Warrants” and, together with the Class A Warrants, the “Warrants”), for gross proceeds of $62.5 million. As disclosed in the Company’s definitive proxy statement filed on April 8, 2015 (the “Proxy Statement”), the Company is seeking stockholder approval at the Company’s 2015 annual meeting of stockholders to be held on May 11, 2015 (the “Annual Meeting”) to remove certain conversion and voting restrictions affecting the Preferred Stock and exercise restrictions affecting the Warrants (“Stockholder Approval”). Until Stockholder Approval is obtained, the terms of the Preferred Stock and the Warrants contain caps on the conversion of the Preferred Stock into Common Stock and on the exercise of the Warrants to purchase Common Stock (the “Conversion Caps”) and a cap on voting power (the “Voting Cap” and, together with the Conversion Caps, the “Caps”) that prevent the issuance of Common Stock if a single holder would own or vote more than 19.99% of the Common Stock or have more than 19.99% of the voting power. If the Company does not receive Stockholder Approval by September 30, 2015, then the Caps will remain in effect and the dividend rates on the Preferred Stock will increase (the “Dividend Rate Adjustment”) from 8.5% to 13.5% for cash dividends and from 11.5% to 16.5% if the dividend is accrued and added to the liquidation preference of the Preferred Stock.

On April 9, 2015, two separate putative class action lawsuits were filed in the Delaware Court of Chancery (the “Court”) by purported stockholders Lawrence Cline and Roger Rubin (“Plaintiffs”), respectively, against the Company, the individual directors of the Company and the PIPE Investors. The two separate class action lawsuits have been consolidated by order of the Court as In re BioScrip, Inc. Stockholder Litigation, Consol. C.A. 10893-VCG (the “Delaware Action”).

In consideration for the full settlement and release of the Delaware Action (the “Settlement”), the Memorandum of Understanding provides for, among other things, agreement that: (1) additional disclosures will be made by the Company to stockholders regarding the PIPE Transaction and Stockholder Approval, as set forth in a supplement to the Proxy Statement (the “Supplemental Disclosures”); (2) if Stockholder Approval is obtained at the Annual Meeting, causing the Caps to be removed and the Dividend Rate Adjustment to never go into effect, the Delaware Action will be dismissed with prejudice; (3) if Stockholder Approval is not obtained at the Annual Meeting, the Caps will remain in place and the Dividend Rate Adjustment will not go into effect unless the Court determines that the Dividend Rate Adjustment and the Caps are valid after a trial on the merits with a final judgment to be entered into no later than August 31, 2015, and (4) the Company will commence a previously announced rights offering (the “Rights Offering”) on or before June 30, 2015, subject to confirmation regarding any required regulatory or other approvals, whereby stockholders entitled to receive a fractional right consisting of at least ½ right will be rounded up to the nearest whole right, and stockholders entitled to receive a fractional right consisting of less than ½ right will be rounded down to the nearest whole right; provided that if the total number of units subscribed for exceeds 200,000, then each subscribing stockholder’s allocation of units will be reduced on a pro rata basis that results in a total subscription of 200,000 units. In addition, the Memorandum of Understanding provides for the withdrawal of the Plaintiffs’ Motion for a Preliminary Injunction in respect of the Annual Meeting.

While the Company has entered into the Memorandum of Understanding, the Settlement will be subject to the parties entering into a formal stipulation of settlement and approval of the Court, which the parties to the Delaware Action will use their best efforts to agree upon, and execute prior to May 11, 2015.  A copy of the Memorandum of Understanding (with the Supplemental Disclosures attached thereto as Exhibit A) is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Memorandum of Understanding does not purport to be complete and is qualified in its entirety by reference to the full text of the Memorandum of Understanding.

Additional Information About the Stockholder Approval and Where to Find it

This filing does not constitute a solicitation of any vote or approval in respect of the Stockholder Approval or otherwise. In connection with the Stockholder Approval and other matters to be presented at the Annual Meeting, the Company filed the Proxy Statement and intends to file the Supplemental Disclosures on or about April 30, 2015. Investors and security holders of the Company are urged to read the Proxy Statement and Supplemental Disclosures because they contain important information about the Company and the Stockholder Approval. The Proxy Statement, Supplemental Disclosures and other relevant materials, and any other documents filed by the Company with the Securities and Exchange Commission (the “SEC”), may be obtained free of charge at the SEC’s website at www.sec.gov, at the Company’s website at www.bioscrip.com or by sending a written request to the Company at BioScrip, Inc., Secretary, 100 Clearbrook Road, Elmsford, New York 10523.

Forward-Looking Statements - Safe Harbor

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” conveying management’s expectations as to the future based on current plans, estimates and projections. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” “potential,” “continue” or comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and, because such statements inherently involve risks and uncertainties, actual results may differ materially from those in the forward-looking statements as a result of various factors. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Important factors that could cause or contribute to such differences include but are not limited to risks associated with the Company’s ability to consummate the Settlement, as well as the other risks described above and in the Company’s periodic filings with the SEC. The Company does not undertake any duty to update these forward-looking statements after the date hereof even though the Company’s situation may change in the future, except as required by law. All of the forward-looking statements herein are qualified by these cautionary statements.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: April 30, 2015		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Memorandum of Understanding, dated as of April 30, 2015, by and among the Company and the parties to In re BioScrip, Inc. Stockholder Litigation.